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                                                                   EXHIBIT 10.18

                                 LOAN AGREEMENT

      The Loan Agreement (the "Agreement") is entered into as of 27 November, 2003 between the following two parties.

      (1) Linktone Ltd. (the "Lender"), a limited company established and registered in the Cayman Island.
            LEGAL ADDRESS: Cayman Island in British West Indies

      (2)   YANG LEI (the "Borrower")
            PRC ID NUMBER: 110108570422271
            ADDRESS:  Sun Island City Garden, Henan South Road, Shanghai

      The Lender and the Borrower will each be referred to as "One Party" and the Lender together with the Borrower will be referred to as "Both Parties".

      WHEREAS, the Borrower holds 5% equity in Shanghai Unilink Computer Co., Ltd. (the "Borrower's Company"), a limited liability company registered in the People's Republic of China (the "PRC").

      WHEREAS, the Lender is a company registered in Cayman Islands. The Lender intends to provide a loan to the Borrower.

      NOW THEREFORE, Both Parties agree as follows:

1.    LOAN

      1.1 The Lender agrees to provide a long-term loan to the Borrower with the principal as RMB 500,000 in accordance with the terms and conditions set forth in this Agreement. Term for such loan will be ten (10) years and shall be extended upon the agreement of Both Parties through negotiations. During the term or extended term of such loan, the Borrower shall refund the loan ahead of the loan term or the extended loan term, if either of the following events occurs:

      (1) the Borrower dies or becomes a person without capacity or with limited capacity for civil acts;

      (2) the Borrower quits from or dismissed by the Lender or its affiliates;

      (3)     the Borrower commits a crime or involves a crime;

      (4) any other third party claim more than RMB500,000 against the Borrower;

      (5) foreign investors are permitted to invest in the business of value-added telecommunication and the relevant authorities begin to approve such business in accordance with the applicable laws of PRC.

      1.2 The Lender agrees to remit the amount of such loan to the account designated by the Borrower within seven (7) days after receiving the Borrower's written notification to use the loan, provided that all of the preconditions set forth in

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            Section 2 of this Agreement are satisfied. The Borrower shall issue confirmation notification to the Lender on the day receiving the amount of the loan. The commitments of the Lender under this section are effective only to the Borrower itself, but not the Borrower's inheritor or transferee.

      1.3 The Borrower agrees to accept such loan provided by the Lender and agrees and warrants hereby such loan shall be used only for the investment in the Borrower's Company to expand the business of the company. Without the Lender's prior written consent, the Borrower shall not use the amount of such loan for any other purpose or transfer or pledge its equity in the Borrower's Company to any other third party.

      1.4 The Lender and the Borrower jointly agree and confirm that the Borrower shall refund the loan only by transferring all of Borrower's equity in the Borrower's Company to the Lender or other (legal person or natural person) designated by the Lender.

      1.5 The Lender and the Borrower hereby jointly agree and confirm that any proceeds raised from the transfer of Borrower's equity in the Borrower's Company shall be paid to the Lender, as the consideration of the loan provided by the Lender, in the means designated by the Lender in accordance with this Agreement and the Agreement shall terminate simultaneously.

      1.6 The Lender and the Borrower hereby jointly agree and confirm that the Lender has the right to, but has no obligation to, at any time, purchase or designate the other (legal person or natural person) to purchase all or part of Borrower's equity in the Borrower's Company at purchase price in Exclusive Purchase Right Contract entered by the Lender, the Borrower and Borrower's Company as of November 27, 2003, subject to the permission of the law.

            The Borrower warrants to issue an irrevocable proxy to confer all its rights as a shareholder of the Borrower's Company to a person designated by the Lender.

      1.7 Interest of the Loan. In the event when the Borrower transfer its equity in the Borrower's Company to the Lender or the person designated by the Lender, the loan hereunder shall be deemed as the loan without interest, if the transfer price of such equity equals to or is less than the principal under this Agreement. However, in case that the transfer price exceeds the amount of principal hereunder, the exceeding amounts shall be deemed the interests of such loan under this Agreement and shall be paid to the Lender by the Borrower.

2.    PRECONDITIONS OF THE LOAN

      The Lender will be liable to provide loan to the Borrower in accordance with Section 1.1 when all of the following conditions are satisfied or are waived by the Lender in writing.

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      2.1   Subject to the terms of Section 1.2, the Lender receives the drawing notice formally issued by the Borrower.

      2.2 The Lender, the Borrower and Shanghai Huitong Information Co., Ltd. have formally executed an equity pledge contract (the "Equity Pledge Contract"), by virtue of which the Borrower agrees to pledge all its equity in the Borrower's Company to the Shanghai Huitong Information Co., Ltd.

      2.3 The Borrower, Lender and Borrower's Company have executed an exclusive purchase contract (the "Exclusive Purchase Contract"), according to which the Borrower shall grant the Lender an irrevocable option to purchase all of the Borrower's equity in the Borrower's Company, provided that it is permitted by laws of PRC.

      2.4 The above-mentioned Equity Pledge Contract and Exclusive Purchase Contract are in full effectiveness, of which there is none of default event and all relevant filing procedures, approval, authorization, registration and governmental proceedings have been obtained or completed (if needed).

      2.5 The representation and warranties under Section 3.2 are, and shall be true, integrate, correct and un-misleading, on the day of drawing notification and on the drawing day, just as the representation and warranties are made on such days.

      2.6 The Borrower breaches none of its commitments under Section 4 and no event which will affect the Borrower's performance of the obligations hereunder, happens or threatens to happen.

      3.    REPRESENTATION AND WARRANTIES

            3.1 The Lender hereby represents and warrants to the Borrower that, from the execution date of this Agreement until the date this Agreement terminates,

            (a) the Lender is a company registered and validly existing under the laws of Cayman Islands ;

            (b) subject to its business scope, articles of association and other organizational documents, the Lender has full right, power and all necessary and appropriate approval and authorization to execute and perform this Agreement;

            (c) the execution and the performance of this Agreement shall not be against any enforceable and effective laws and regulations, governmental approval, authorization and notification, other government documents and any contracts executed with, or commitments made to, any third party; and

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            (d)   this Agreement shall constitute the legal, valid and binding obligations of the Lender, which is enforceable against the Lender in accordance with its terms upon its execution.

      3.2 The Borrower hereby represents and warrants that, from the execution date of this Agreement until the date this Agreement terminates,

            (a) the Borrower's Company is a limited liability company registered and validly existing under the laws of PRC and the Borrower is the legal owner of its equity interest in the Company;

            (b) subject to its articles of association and other organizational documents, the Borrower has full right, power and all necessary and appropriate approval and authorization to execute and perform this Agreement;

            (c) the execution and the performance of this Agreement shall not be against any enforceable and effective laws and regulations, governmental approval, authorization and notification, other government documents and any contracts executed with, or commitments made to, any third party;

            (d) this Agreement shall constitute the legal and valid obligations of the Borrower, which is enforceable against the Borrower in accordance with its terms upon its execution;

            (e) the Borrower has paid contribution in full for its equity in the Borrower's Company in accordance with applicable laws and regulations and has acquired capital contribution verification report issued by the qualified accounting firm;

            (f) the Borrower neither create pledge or any other security, nor make third party any offer to transfer the Borrower's equity nor make acceptance for the offer of any third party to purchase Borrower's equity, nor execute agreement with any third party to transfer Borrower's equity, except the terms of the Equity Pledge Contract;

            (g) there are no disputes and legal or other proceedings pending or threatened before any court, tribunal or other regulatory authority and involving the Borrower; and

            (h) the Borrower's Company has completed all governmental approval, authorization, license, register, filing and otherwise necessary to carry out the business subject to its business license and to possess its assets.

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                                                                           10.18

4.    COMMITMENTS OF BORROWER

4.1 The Borrower, as major shareholder of the Borrower's Company, agrees that it shall cause the Borrower's Company, during the term of this Agreement,

            (a) not to supply, amend or modify its articles of association, to increase or decrease its registered capital, or to change its capital structure in any way without the Lender's prior written consent;

            (b) subject to good financial and business rules and practices, to maintain and operate its business and handle matters prudently and effectively;

            (c) not to sell, transfer, mortgage, dispose of in any other way, or to create other security interest on, any of its assets, business or legal right to collect interests without the Lender's prior written consent;

            (d) without the Lender's prior written consent, not to create, succeed to, guarantee or permit any debt, except (i)the debt arising in the course of the ordinary or daily business operation, but not arising from the loan, and (ii)the debt being reported to the Lender or having approved by the Lender in writing;

            (e) to operate persistently all the business of the Borrower's Company and to maintain the value of its assets;

            (f) without the Lender's prior written consent, not to execute any material contracts (during this stage, a contract will be deemed material if the value of it exceeds RMB100,000) except those executed during the ordinary operation;

            (g) not to provide loan or credit to any person without the Lender's prior written consent;

            (h) to provide information concerning all of its operation and financial affairs subject to the Lender's request;

            (i) to purchase insurance from the insurance company accepted by the Lender and maintain persistently such insurance, provided that the amount and type of such insurance are as the same as, or equivalent to, the insurance amount and insurance type taken out generally by the company which operates, in the same territory, the similar business and possesses the similar properties or assets;

            (j) not to merger or combine with, buy or invest in, any other person without the Lender's prior written consent;

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            (k)   to inform promptly the Lender of the pending or threatened suit, arbitration or regulatory procedure concerning the assets, business or income of the Borrower's Company;

            (l) to execute all necessary or appropriate documents, to take all necessary or appropriate action and to bring all necessary or appropriate lawsuit or to make all necessary and appropriate defending against all claims, in order to maintain the ownership of the Borrower's Company for all its assets;

            (m) without the Lender's prior written consent, not to issue dividends to each shareholder in any form, provided however, the Borrower's Company shall promptly allocate all its allocable profits to each of its shareholders upon the Lender's request;

            (n) to appoint any person designated by the Lender to be the director of the Borrower's Company subject to the Lender's request;

            (o) to comply strictly with the terms under the Exclusive Purchase Contract and to do nothing affecting the validity and enforceability of such contract;

4.2   The Borrower agrees that it shall, during the term of this Agreement,

            (a) not sell, transfer, mortgage, dispose of in any other way, or create other security interest on, any of its legal right of equity or equity interest without the Lender's prior written consent, except the terms of the Equity Pledge Contract;

            (b) cause the shareholder's meeting appointed by the Lender not to sell, transfer, mortgage, dispose of in any other way, or to create other security interest on, any of the Borrower's legal right of equity or equity interest without the Lender's prior written consent, except that the counter party is the Lender or those designated by the Lender;

            (c) cause the shareholder's meeting appointed by the Lender not to merge or combine with, buy or invest in, any person without the Lender's prior consent;

            (d) promptly inform the Lender of the pending or threatened suit, arbitration or regulatory procedure concerning the Borrower's equity in the Borrower's Company;

            (e) execute all necessary or appropriate documents, take all necessary or appropriate action and bring all necessary or appropriate lawsuit or make all necessary and appropriate defending against all claims, in order to maintain the ownership of the Borrower's Company for all its assets;

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            (f)   do nothing that may materially affect the assets, business and liabilities of the Borrower's Company without the Lender's prior written consent;

            (g) appoint any person to be the director of the Borrower's Company subject to the Lender's request;

            (h) transfer promptly and unconditionally, at any time, all of the Borrower's equity in the Borrower's Company to the Lender or representative designated by the Lender and cause the other shareholder of the Borrower's Company to waive its option to purchase such equity hereof, subject to the requesting of the then holding company of the Lender, provided that such transfer is permitted under the laws of PRC;

            (i) cause the other shareholder of the Borrower's Company to transfer promptly and unconditionally, at any time, all equity of the other shareholder in the Borrower's Company to the representative designated by the Lender and the Borrower hereby waive its option to purchase such equity hereof, subject to the requesting of the then holding company of the Lender, provided that such transfer is permitted under the laws of PRC;

            (j) refund the loan to the Lender with such amount arising from transferring Borrower's equity in the Borrower's Company if the Lender purchases the Borrower's equity subject to the Exclusive Purchase Contract; and

            (k) comply strictly with the terms of this Agreement, Equity Pledge Contract and Exclusive Purchase Contract, fully perform all obligations under such contracts and do nothing affecting the validity and enforceability of such contracts.

5.    DEFAULT

      The Borrower shall pay the overdue interests with 0.01% of the overdue amount until the Borrower refunds all of the principal, overdue interests of the principal and other money, in the event when the Borrower dose not perform its obligation of repayment.

6.    NOTIFICATIONS

      Notice or other communications under this Contract shall be delivered personally or sent by facsimile transmission or by registered mail to the address set forth below, except that such address has been changed in writing. The date noted on the return receipt of the registered mail is the service date of the notice if the notice is sent by registered mail; the sending date is the service date of the notice if the notice is sent personally or by facsimile transmission. The original of the notice shall be sent personally or by registered mail to the following address after the notice is sent by facsimile.

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                                                                           10.18

      the Lender:    Linktone Ltd.

                     Address: Cayman Islands, British West Indies

      the Borrower: Yang Lei
                  Address: Sun Island City Garden, Henan South Road, Shanghai

7.    CONFIDENTIALITY

      Both parties acknowledge and confirm that any oral or written materials concerning this Agreement exchanged between them are confidential information. Both parties shall protect and maintain the confidentiality of all such confidential data and information and shall not disclose to any third party without the other party's written consent, except (a) the data or information that was in the public domain or later becomes published or generally known to the public, provided that it is not released by the receiving party, (b) the data or information that shall be disclosed pursuant to applicable laws or regulations, and (c) the data or information that shall be disclosed to One Party's legal counsel or financial counsel who shall also bear the obligation of maintaining the confidentiality similar to the obligations hereof. The undue disclosing of the confidential data or information of One Party's legal counsel or financial counsel shall be deemed the undue disclosing of such party who shall take on the liability of breach of this Agreement. This section shall survive after this Agreement terminates by any reason.

8.    GOVERNING LAW AND SETTLEMENT OF DISPUTES

            3.1 The execution, validity, interpretation, performance, implementation, termination and settlement of disputes of this Agreement shall be governed by the laws of PRC.

            3.2 Both Parties shall strive to settle any dispute arising from the interpretation or performance in connection with this Agreement through friendly consultation within 30 days after One Party ask for consultation. In case no settlement can be reached through consultation, One Party can submit such matter to China International Economic and Trade Arbitration Commission (the "CIETAC"). The arbitration shall follow the current rules of CIETAC, and the arbitration proceedings shall take place in Shanghai. The arbitration award shall be final and binding upon the Both Parties and shall be enforceable in accordance as its terms.

            3.3 In case of any disputes arising out of the interpretation and performance of this Agreement or any pending arbitration of such dispute, Both Parties shall continue to perform their rights and obligations under this Agreement, except that such maters are involved in the disputes.

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9.    MISCELLANEOUS

      9.1 This Agreement shall be effective as of the date of execution and shall expire when Both Parties has fully performed their obligations under this Agreement.

      9.2 This Agreement is executed in both Chinese and English forms, and in case of conflicts, the Chinese version shall prevail.

      9.3 Both Parties may amend and supply this Agreement with a written agreement The amendment and supplement duly executed by Both Parties shall be part of this Agreement and shall have the same legal effect as this Agreement.

      9.4 Any provision of this Agreement that is invalid or unenforceable shall not affect the validity and enforceability of any other provisions hereof.

      9.5 The Appendices referred to in this Agreement are an integral part of this Agreement and have the same legal effect as this Agreement.

the Lender: Linktone Ltd.

Representative: /s/ Jun Wu

the Borrower: /s/Yang Lei

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